Exhibit 99.2 American Financial Group, Inc. Investor Supplement ‐ Third Quarter 2022 November 2, 2022 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2022 3 Section Page Table of Contents - Investor Supplement - Third Quarter 2022..................................................................................................................... 2 Financial Highlights....................................................................................................................................................................................... 3 Summary of Earnings.................................................................................................................................................................................... 4 Earnings Per Share Summary....................................................................................................................................................................... 5 Property and Casualty Insurance Segment Property and Casualty Insurance - Summary Underwriting Results (GAAP)................................................................................................ 6 Specialty - Underwriting Results (GAAP)....................................................................................................................................................... 7 Property and Transportation - Underwriting Results (GAAP)........................................................................................................................ 8 Specialty Casualty - Underwriting Results (GAAP)........................................................................................................................................ 9 Specialty Financial - Underwriting Results (GAAP)....................................................................................................................................... 10 Other Specialty - Underwriting Results (GAAP)............................................................................................................................................. 11 Annuity Segment Discontinued Annuity Operations.................................................................................................................................................................. 12 Consolidated Balance Sheet / Book Value / Debt Consolidated Balance Sheet......................................................................................................................................................................... 13 Book Value Per Share and Price / Book Summary....................................................................................................................................... 14 Capitalization................................................................................................................................................................................................. 15 Additional Supplemental Information............................................................................................................................................................. 16 Consolidated Investment Supplement Total Cash and Investments.......................................................................................................................................................................... 17 Net Investment Income From Continuing Operations.................................................................................................................................... 18 Alternative Investments - Continuing Operations.......................................................................................................................................... 19 Fixed Maturities - By Security Type - AFG Consolidated............................................................................................................................... 20 Appendix A. Fixed Maturities by Credit Rating & NAIC Designation by Type 9/30/2022.............................................................................................. 21 B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2021............................................................................................ 22 C. Corporate Securities by Credit Rating & NAIC Designation by Industry 9/30/2022................................................................................. 23 D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2021............................................................................... 24 E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 9/30/2022................................................................ 25 F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2021.............................................................. 26 G. Real Estate-Related Investments 9/30/2022........................................................................................................................................... 27 H. Real Estate-Related Investments 12/31/2021.......................................................................................................................................... 28 Page 2

American Financial Group, Inc.
Financial Highlights
(in millions, except per share information)

	Three Months Ended					Nine Months Ended	
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	9/30/22	9/30/21
Highlights							
Net earnings	$ 165	$ 167	$ 290	$ 355	$ 219	$ 622	$ 1,640
Net earnings from continuing operations	165	167	290	355	219	622	726
Core net operating earnings	192	243	303	351	231	738	642
Total assets	29,532	28,084	28,762	28,931	29,942	29,532	29,942
Adjusted shareholders' equity (a)	4,515	4,401	4,948	4,876	5,062	4,515	5,062
Property and Casualty net written premiums	1,984	1,516	1,368	1,270	1,729	4,868	4,303
Per share data							
Diluted earnings per share	$ 1.93	$ 1.96	$ 3.40	$ 4.18	$ 2.56	$ 7.29	$ 19.11
Diluted earnings per share from continuing operations	1.93	1.96	3.40	4.18	2.56	7.29	8.45
Core net operating earnings per share	2.24	2.85	3.56	4.12	2.71	8.65	7.48
Adjusted book value per share (a)	53.03	51.68	58.14	57.42	59.70	53.03	59.70
Dividends per common share	0.5600	8.5600	2.5600	6.5600	6.5000	11.6800	21.5000
Financial ratios							
Annualized return on equity (b)	14.7%	14.3%	23.5%	28.5%	16.6%	17.6%	40.3%
Annualized core operating return on equity (b)	17.1%	20.7%	24.6%	28.1%	17.6%	20.9%	15.8%
Property and Casualty combined ratio - Specialty:							
Loss & LAE ratio	66.4%	55.4%	53.1%	56.5%	62.4%	59.1%	59.0%
Underwriting expense ratio	24.7%	30.4%	30.9%	24.2%	26.6%	28.3%	29.4%
Combined ratio - Specialty	91.1%	85.8%	84.0%	80.7%	89.0%	87.4%	88.4%

(a) Excludes unrealized gains (losses) related to fixed maturity investments, a reconciliation to the GAAP measure is on page 14.
(b) Excludes accumulated other comprehensive income.

Page 3

American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Nine Months Ended 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 9/30/22 9/30/21 Property and Casualty Insurance Underwriting profit $ 155 $ 196 $ 207 $ 279 $ 168 $ 558 $ 454 Net investment income 145 156 223 196 165 524 467 Other expense (7) (11) (8) 10 (4) (26) (16) Property and Casualty Insurance operating earnings 289 345 422 485 329 1,056 905 Real estate entities and other acquired from Annuity - - - - - - 50 Interest expense of parent holding companies (19) (23) (23) (23) (24) (65) (71) Other expense (14) (26) (21) (24) (21) (61) (90) Pretax core operating earnings 244 308 378 438 284 930 794 Income tax expense 65 52 75 87 53 192 152 Core net operating earnings 192 243 303 351 231 738 642 Non-core items, net of tax: Realized gains (losses) on securities (28) (73) (12) 4 (12) (113) 83 Neon exited lines - - - - - - 3 Other non-core items (3) 1 (1) - - (3) (2) Net earnings from continuing operations $ 167 165 $ 290 $ 355 $ 219 $ 622 $ 726 $ Discontinued Annuity operations - - - - - - 914 Net earnings $ 167 165 $ 290 $ 355 $ 219 $ 622 $ 1,640 $ Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Nine Months Ended 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 9/30/22 9/30/21 Core net operating earnings $ 243 192 $ 303 $ 351 $ 231 $ 738 $ 642 $ Net earnings from continuing operations $ 167 165 $ 290 $ 355 $ 219 $ 622 $ 726 $ Net earnings $ 167 165 $ 290 $ 355 $ 219 $ 622 $ 1,640 $ Average number of diluted shares - core 85.365 85.339 85.240 85.162 85.171 85.315 85.785 Average number of diluted shares - net 85.365 85.339 85.240 85.162 85.171 85.315 85.785 Diluted earnings per share: Core net operating earnings per share $ 2.24 $ 2.85 $ 3.56 $ 4.12 $ 2.71 $ 8.65 $ 7.48 Realized gains (losses) on securities (0.32) (0.86) (0.14) 0.06 (0.15) (1.32) 0.95 Neon exited lines - - - - - - 0.04 Other non-core items (0.03) 0.01 (0.02) - - (0.04) (0.02) Diluted earnings per share, continuing operations $ 1.96 1.93 $ 3.40 $ 4.18 $ 2.56 $ 7.29 $ 8.45 $ Discontinued Annuity operations - - - - - - 10.66 Diluted earnings per share $ 1.96 1.93 $ 3.40 $ 4.18 $ 2.56 $ 7.29 $ 19.11 $ Page 5

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	9/30/22	9/30/21
Property and Transportation	$ 39	$ 39	$ 62	$ 116	$ 45	$ 140	$ 163
Specialty Casualty	118	130	124	140	110	372	237
Specialty Financial	15	37	29	24	26	81	72
Other Specialty	(14)	(9)	(7)	1	(12)	(30)	(16)
Underwriting profit - Specialty	**158**	**197**	**208**	**281**	**169**	**563**	**456**
Other core charges, included in loss and LAE	(3)	(1)	(1)	(2)	(1)	(5)	(2)
Underwriting profit - Property and Casualty Insurance	**$ 155**	**$ 196**	**$ 207**	**$ 279**	**$ 168**	**$ 558**	**$ 454**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ 2	$ 3	$ -	$ 14
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ 18	$ -	$ -	$ -	$ -	$ 18	$ 12
Catastrophe loss	33	22	9	25	31	64	61
Total current accident year catastrophe losses	$ 51	$ 22	$ 9	$ 25	$ 31	$ 82	$ 73
Prior year loss reserve development (favorable) / adverse	$ (53)	$ (85)	$ (88)	$ (71)	$ (82)	$ (226)	$ (208)
Combined ratio:							
Property and Transportation	95.4%	92.4%	85.8%	80.5%	93.5%	92.2%	89.6%
Specialty Casualty	82.6%	80.1%	80.6%	78.0%	82.0%	81.1%	86.6%
Specialty Financial	91.3%	78.4%	82.0%	85.5%	84.2%	83.9%	84.9%
Other Specialty	122.7%	114.6%	112.9%	98.0%	122.5%	116.9%	110.2%
Combined ratio - Specialty	**91.1%**	**85.8%**	**84.0%**	**80.7%**	**89.0%**	**87.4%**	**88.4%**
Other core charges	0.1%	0.2%	0.1%	0.1%	0.0%	0.1%	0.0%
Combined ratio	**91.2%**	**86.0%**	**84.1%**	**80.8%**	**89.0%**	**87.5%**	**88.4%**
P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	91.7%	90.5%	90.1%	83.8%	92.2%	90.9%	91.6%
Loss and LAE components - property and casualty insurance							
Current accident year, excluding COVID-19 related and catastrophe losses	67.0%	60.1%	59.2%	59.6%	65.6%	62.6%	62.2%
COVID-19 related losses	0.0%	0.0%	0.0%	0.2%	0.1%	0.0%	0.3%
Current accident year catastrophe losses	2.5%	1.6%	0.7%	1.8%	2.1%	1.7%	1.8%
Prior accident year loss reserve development	(3.0%)	(6.1%)	(6.7%)	(5.0%)	(5.4%)	(5.1%)	(5.3%)
Loss and LAE ratio	**66.5%**	**55.6%**	**53.2%**	**56.6%**	**62.4%**	**59.2%**	**59.0%**

Page 6

American Financial Group, Inc.
Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	9/30/22	9/30/21
Gross written premiums	$ 3,153	$ 2,123	$ 1,936	$ 1,737	$ 2,656	$ 7,212	$ 6,209
Ceded reinsurance premiums	(1,169)	(607)	(568)	(467)	(927)	(2,344)	(1,906)
Net written premiums	1,984	1,516	1,368	1,270	1,729	4,868	4,303
Change in unearned premiums	(217)	(123)	(66)	182	(200)	(406)	(351)
Net earned premiums	1,767	1,393	1,302	1,452	1,529	4,462	3,952
Loss and LAE	1,173	773	692	820	953	2,638	2,333
Underwriting expense	436	423	402	351	407	1,261	1,163
Underwriting profit	**$ 158**	**$ 197**	**$ 208**	**$ 281**	**$ 169**	**$ 563**	**$ 456**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ 2	$ 3	$ -	$ 14
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ 18	$ -	$ -	$ -	$ -	$ 18	$ 12
Catastrophe loss	33	22	9	25	31	64	61
Total current accident year catastrophe losses	$ 51	$ 22	$ 9	$ 25	$ 31	$ 82	$ 73
Prior year loss reserve development (favorable) / adverse	$ (56)	$ (86)	$ (89)	$ (73)	$ (83)	$ (231)	$ (210)
Combined ratio:							
Loss and LAE ratio	66.4%	55.4%	53.1%	56.5%	62.4%	59.1%	59.0%
Underwriting expense ratio	24.7%	30.4%	30.9%	24.2%	26.6%	28.3%	29.4%
Combined ratio	**91.1%**	**85.8%**	**84.0%**	**80.7%**	**89.0%**	**87.4%**	**88.4%**
Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	91.7%	90.5%	90.1%	83.7%	92.2%	90.9%	91.6%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	67.0%	60.1%	59.2%	59.5%	65.6%	62.6%	62.2%
COVID-19 related losses	0.0%	0.0%	0.0%	0.2%	0.1%	0.0%	0.3%
Current accident year catastrophe losses	2.5%	1.6%	0.7%	1.8%	2.1%	1.7%	1.8%
Prior accident year loss reserve development	(3.1%)	(6.3%)	(6.8%)	(5.0%)	(5.4%)	(5.2%)	(5.3%)
Loss and LAE ratio	**66.4%**	**55.4%**	**53.1%**	**56.5%**	**62.4%**	**59.1%**	**59.0%**

Page 7

American Financial Group, Inc.
Property and Transportation - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	9/30/22	9/30/21
Gross written premiums	$ 1,737	$ 962	$ 760	$ 558	$ 1,334	$ 3,459	$ 2,705
Ceded reinsurance premiums	(778)	(330)	(259)	(141)	(561)	(1,367)	(965)
Net written premiums	959	632	501	417	773	2,092	1,740
Change in unearned premiums	(102)	(127)	(58)	180	(73)	(287)	(193)
Net earned premiums	857	505	443	597	700	1,805	1,547
Loss and LAE	663	327	256	394	516	1,246	1,000
Underwriting expense	155	139	125	87	139	419	384
Underwriting profit	**$ 39**	**$ 39**	**$ 62**	**$ 116**	**$ 45**	**$ 140**	**$ 163**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ 4	$ -	$ -	$ -	$ -	$ 4	$ 9
Catastrophe loss	9	19	6	15	14	34	34
Total current accident year catastrophe losses	$ 13	$ 19	$ 6	$ 15	$ 14	$ 38	$ 43
Prior year loss reserve development (favorable) / adverse	$ (15)	$ (30)	$ (34)	$ (2)	$ (18)	$ (79)	$ (101)
Combined ratio:							
Loss and LAE ratio	77.3%	64.7%	57.7%	66.0%	73.7%	69.0%	64.7%
Underwriting expense ratio	18.1%	27.7%	28.1%	14.5%	19.8%	23.2%	24.9%
Combined ratio	**95.4%**	**92.4%**	**85.8%**	**80.5%**	**93.5%**	**92.2%**	**89.6%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	95.8%	94.6%	92.1%	78.4%	93.9%	94.6%	93.4%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	77.7%	66.9%	64.0%	63.9%	74.1%	71.4%	68.5%
COVID-19 related losses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Current accident year catastrophe losses	1.4%	3.8%	1.5%	2.5%	2.1%	2.0%	2.7%
Prior accident year loss reserve development	(1.8%)	(6.0%)	(7.8%)	(0.4%)	(2.5%)	(4.4%)	(6.5%)
Loss and LAE ratio	**77.3%**	**64.7%**	**57.7%**	**66.0%**	**73.7%**	**69.0%**	**64.7%**

Page 8

American Financial Group, Inc.
Specialty Casualty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	9/30/22	9/30/21
Gross written premiums	$ 1,184	$ 948	$ 976	$ 968	$ 1,121	$ 3,108	$ 2,922
Ceded reinsurance premiums	(407)	(302)	(326)	(340)	(389)	(1,035)	(1,010)
Net written premiums	777	646	650	628	732	2,073	1,912
Change in unearned premiums	(100)	11	(11)	8	(119)	(100)	(140)
Net earned premiums	677	657	639	636	613	1,973	1,772
Loss and LAE	374	354	344	340	335	1,072	1,059
Underwriting expense	185	173	171	156	168	529	476
Underwriting profit	**$ 118**	**$ 130**	**$ 124**	**$ 140**	**$ 110**	**$ 372**	**$ 237**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ 1	$ 1	$ -	$ 8
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ 1	$ -	$ -	$ -	$ -	$ 1	$ 1
Catastrophe loss	2	-	1	3	3	3	6
Total current accident year catastrophe losses	$ 3	$ -	$ 1	$ 3	$ 3	$ 4	$ 7
Prior year loss reserve development (favorable) / adverse	$ (42)	$ (49)	$ (49)	$ (55)	$ (56)	$ (140)	$ (85)
Combined ratio:							
Loss and LAE ratio	55.3%	53.9%	53.8%	53.5%	54.6%	54.3%	59.7%
Underwriting expense ratio	27.3%	26.2%	26.8%	24.5%	27.4%	26.8%	26.9%
Combined ratio	**82.6%**	**80.1%**	**80.6%**	**78.0%**	**82.0%**	**81.1%**	**86.6%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	88.5%	87.5%	88.1%	85.8%	90.6%	88.1%	90.6%
Loss and LAE components:							
Current accident year, excluding COVID-19 related and catastrophe losses	61.2%	61.3%	61.3%	61.3%	63.2%	61.3%	63.7%
COVID-19 related losses	0.0%	0.0%	0.0%	0.2%	0.1%	0.0%	0.4%
Current accident year catastrophe losses	0.4%	0.1%	0.1%	0.6%	0.4%	0.1%	0.4%
Prior accident year loss reserve development	(6.3%)	(7.5%)	(7.6%)	(8.6%)	(9.1%)	(7.1%)	(4.8%)
Loss and LAE ratio	**55.3%**	**53.9%**	**53.8%**	**53.5%**	**54.6%**	**54.3%**	**59.7%**

Page 9

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions) Three Months Ended Nine Months Ended 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 9/30/22 9/30/21 Gross written premiums $ 232 $ 213 $ 200 $ 211 $ 201 $ 645 $ 582 Ceded reinsurance premiums (56) (36) (41) (38) (36) (133) (97) Net written premiums 176 177 159 173 165 512 485 Change in unearned premiums (5) (6) 4 (8) (2) (7) (8) Net earned premiums 171 171 163 165 163 505 477 Loss and LAE 80 44 48 52 56 172 161 Underwriting expense 90 76 86 89 81 252 244 Underwriting profit $ 37 15 $ 29 $ 24 $ 26 $ 81 $ 72 $ Included in results above: Current accident year COVID-19 related losses $ - - $ - $ 1 $ 2 $ - $ 6 $ Current accident year catastrophe losses: Catastrophe reinstatement premium $ 13 $ - $ - $ - $ - $ 13 $ 2 Catastrophe loss 3 21 2 6 14 26 20 Total current accident year catastrophe losses $ 3 34 $ 2 $ 6 $ 14 $ 39 $ 22 $ Prior year loss reserve development (favorable) / adverse $ (15) (11) $ (13) $ (13) $ (18) $ (39) $ (38) $ Combined ratio: Loss and LAE ratio 47.2% 25.7% 29.4% 31.7% 34.2% 34.1% 33.7% Underwriting expense ratio 44.1% 52.7% 52.6% 53.8% 50.0% 49.8% 51.2% Combined ratio 91.3% 78.4% 82.0% 85.5% 84.2% 83.9% 84.9% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 82.4% 85.7% 88.9% 89.3% 86.3% 85.7% 87.4% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 38.3% 33.0% 36.3% 35.5% 36.3% 35.9% 36.2% COVID-19 related losses 0.0% 0.0% 0.0% 0.7% 0.9% 0.0% 1.2% Current accident year catastrophe losses 15.2% 1.5% 1.2% 3.7% 8.2% 6.0% 4.3% Prior accident year loss reserve development (6.3%) (8.8%) (8.1%) (8.2%) (11.2%) (7.8%) (8.0%) Loss and LAE ratio 47.2% 25.7% 29.4% 31.7% 34.2% 34.1% 33.7% Page 10

American Financial Group, Inc.
Other Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	9/30/22	9/30/21
Gross written premiums	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ceded reinsurance premiums	72	61	58	52	59	191	166
Net written premiums	72	61	58	52	59	191	166
Change in unearned premiums	(10)	(1)	(1)	2	(6)	(12)	(10)
Net earned premiums	62	60	57	54	53	179	156
Loss and LAE	56	48	44	34	46	148	113
Underwriting expense	20	21	20	19	19	61	59
Underwriting profit (loss)	**$ (14)**	**$ (9)**	**$ (7)**	**$ 1**	**$ (12)**	**$ (30)**	**$ (16)**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Catastrophe loss	1	-	-	1	-	1	1
Total current accident year catastrophe losses	$ 1	$ -	$ -	$ 1	$ -	$ 1	$ 1
Prior year loss reserve development (favorable) / adverse	$ 12	$ 8	$ 7	$ (3)	$ 9	$ 27	$ 14
Combined ratio:							
Loss and LAE ratio	89.3%	79.6%	77.1%	61.7%	87.8%	82.2%	72.7%
Underwriting expense ratio	33.4%	35.0%	35.8%	36.3%	34.7%	34.7%	37.5%
Combined ratio	**122.7%**	**114.6%**	**112.9%**	**98.0%**	**122.5%**	**116.9%**	**110.2%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	100.7%	101.5%	99.9%	100.4%	105.4%	100.8%	100.9%

Page 11

American Financial Group, Inc. Discontinued Annuity Operations ($ in millions) Three Months Ended (a) Nine Months Ended 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 9/30/22 9/30/21 Pretax Annuity historically reported as core operating (a) $ - $ - $ - $ - $ - $ - $ 295 Impact of fair vaule, reinsurance accounting & unlocking - - - - - - (33) Realized gains (losses) of Annuity subs - - - - - - 112 Run-off life and long-term care - - - - - - - Pretax earnings of businesses sold to Mass Mutual $ - $ - $ - $ - $ - $ - $ 374 Less amounts included in continuing operations - - - - - - (50) Pretax results from discontinued operations, excluding the gain on sale of discontinued operations $ - $ - $ - $ - $ - $ - $ 324 Taxes - - - - - - (66) Net earnings from discontinued operations, excluding the gain on sale of discontinued operations $ - $ - $ - $ - $ - $ - $ 258 Gain on sale of annuity business - - - - - - 656 Net earnings (loss) from discontinued operations $ - - $ - $ - $ - $ - $ 914 $ (a) AFG completed the sale of its Annuity businesses on May 28, 2021. The amounts for nine months ended 9/30/21 only include earnings through the sale date. Page 12

American Financial Group, Inc.
Consolidated Balance Sheet
($ in millions)

	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21
Assets:						
Total cash and investments	$ 14,322	$ 14,268	$ 15,601	$ 15,745	$ 16,387	$ 16,125
Recoverables from reinsurers	4,108	3,567	3,478	3,519	3,523	3,330
Prepaid reinsurance premiums	1,180	1,006	933	834	1,028	865
Agents' balances and premiums receivable	1,698	1,623	1,391	1,265	1,492	1,423
Deferred policy acquisition costs	292	293	271	267	262	258
Assets of managed investment entities	5,099	5,218	5,231	5,296	5,130	5,086
Other receivables	1,328	740	645	857	1,097	682
Other assets	1,259	1,123	966	902	847	835
Goodwill	246	246	246	246	176	176
Total assets	**$ 29,532**	**$ 28,084**	**$ 28,762**	**$ 28,931**	**$ 29,942**	**$ 28,780**
Liabilities and Equity:						
Unpaid losses and loss adjustment expenses	$ 12,067	$ 11,201	$ 10,986	$ 11,074	$ 10,991	$ 10,498
Unearned premiums	3,785	3,397	3,206	3,041	3,415	3,054
Payable to reinsurers	1,366	971	910	920	1,146	829
Liabilities of managed investment entities	5,002	5,133	5,112	5,220	5,034	5,029
Long-term debt	1,533	1,542	1,917	1,964	1,964	1,963
Other liabilities	1,847	1,773	1,796	1,700	2,152	1,806
Total liabilities	**$ 25,600**	**$ 24,017**	**$ 23,927**	**$ 23,919**	**$ 24,702**	**$ 23,179**
Shareholders' equity:						
Common stock	$ 85	$ 85	$ 85	$ 85	$ 85	$ 85
Capital surplus	1,358	1,351	1,340	1,330	1,315	1,303
Retained earnings	3,091	2,979	3,541	3,478	3,680	4,023
Unrealized gains (losses) - fixed maturities	(554)	(326)	(109)	136	178	205
Unrealized losses - fixed maturity-related cash flow hedges	(29)	(8)	(4)	-	-	-
Other comprehensive income, net of tax	(19)	(14)	(18)	(17)	(18)	(15)
Total shareholders' equity	**3,932**	**4,067**	**4,835**	**5,012**	**5,240**	**5,601**
Total liabilities and equity	**$ 29,532**	**$ 28,084**	**$ 28,762**	**$ 28,931**	**$ 29,942**	**$ 28,780**

Page 13

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 Shareholders' equity $ 3,932 $ 4,067 $ 4,835 $ 5,012 $ 5,240 $ 5,601 Unrealized (gains) losses related to fixed maturities 334 583 113 (136) (178) (205) Adjusted shareholders' equity 4,515 4,401 4,948 4,876 5,062 5,396 Goodwill (246) (246) (246) (246) (176) (176) (111) (101) (104) (106) (29) (30) Intangibles $ 4,054 4,158 $ 4,598 $ 4,524 $ 4,857 $ 5,190 $ Tangible adjusted shareholders' equity Common shares outstanding 85.141 85.154 85.103 84.921 84.795 84.714 Book value per share: Book value per share $ 46.18 $ 47.76 $ 56.81 $ 59.02 $ 61.80 $ 66.12 Adjusted (a) 53.03 51.68 58.14 57.42 59.70 63.70 Tangible, adjusted (b) 48.84 47.60 54.02 53.26 57.28 61.27 Market capitalization AFG's closing common share price $ 122.93 $ 138.81 $ 145.62 $ 137.32 $ 125.83 $ 124.72 Market capitalization $ 10,466 $ 11,820 $ 12,393 $ 11,661 $ 10,670 $ 10,566 Price / Adjusted book value ratio 2.32 2.69 2.50 2.39 2.11 1.96 (a) Excludes unrealized gains (losses) related to fixed maturity investments. (b) Excludes unrealized gains (losses) related to fixed maturity investments, goodwill and intangibles. Page 14

American Financial Group, Inc. Capitalization ($ in millions) 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 AFG senior obligations $ 884 $ 893 $ 1,270 $ 1,318 $ 1,318 $ 1,318 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 884 $ 893 $ 1,270 $ 1,318 $ 1,318 $ 1,318 675 675 675 675 675 675 AFG subordinated debentures Total principal amount of long-term debt $ 1,559 $ 1,568 $ 1,945 $ 1,993 $ 1,993 $ 1,993 Shareholders' equity 3,932 4,067 4,835 5,012 5,240 5,601 Less: 334 583 113 (136) (178) (205) Unrealized (gains) losses related to fixed maturity investments $ 5,969 6,074 $ 6,893 $ 6,869 $ 7,055 $ 7,389 $ Total adjusted capital Ratio of debt to total adjusted capital: Including subordinated debt 25.7% 26.3% 28.2% 29.0% 28.2% 27.0% Excluding subordinated debt 14.6% 15.0% 18.4% 19.2% 18.7% 17.8% Page 15

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Nine Months Ended 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 9/30/22 9/30/21 Property and Casualty Insurance $ 678 776 $ 714 $ 758 $ 678 $ 2,168 $ 2,019 $ Paid Losses (GAAP) 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 5,527 $ 5,399 $ 5,375 $ 5,228 $ 4,934 $ 4,779 (984) (993) (409) (335) 146 632 Parent and other subsidiaries $ 4,415 4,534 $ 4,966 $ 4,893 $ 5,080 $ 5,411 $ AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 843 $ 843 $ 843 $ 843 $ 416 $ 416 Page 16

American Financial Group, Inc.
Total Cash and Investments
($ in millions)

	Carrying Value - September 30, 2022				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 530	$ 264	$ -	$ 794	6%
Fixed maturities - Available for sale	9,574	460	-	10,034	70%
Fixed maturities - Trading	30	-	-	30	0%
Equity securities - common stocks	521	9	-	530	4%
Equity securities - perpetual preferred	466	-	-	466	3%
Investments accounted for using the equity method	1,661	-	-	1,661	11%
Mortgage loans	676	-	-	676	5%
Real estate and other investments	136	92	(97)	131	1%
Total cash and investments	**$ 13,594**	**$ 825**	**$ (97)**	**$ 14,322**	**100%**

	Carrying Value - December 31, 2021				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 1,529	$ 602	$ -	$ 2,131	13%
Fixed maturities - Available for sale	9,163	1,194	-	10,357	66%
Fixed maturities - Trading	28	-	-	28	0%
Equity securities - common stocks	500	86	-	586	4%
Equity securities - perpetual preferred	456	-	-	456	3%
Investments accounted for using the equity method	1,517	-	-	1,517	10%
Mortgage loans	520	-	-	520	3%
Real estate and other investments	123	103	(76)	150	1%
Total cash and investments	**$ 13,836**	**$ 1,985**	**$ (76)**	**$ 15,745**	**100%**

Page 17

American Financial Group, Inc.
Net Investment Income From Continuing Operations
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	9/30/22	9/30/21
Property and Casualty Insurance:							
Gross Investment Income							
Fixed maturities - Available for sale	$ 93	$ 81	$ 76	$ 68	$ 70	$ 250	$ 212
Fixed maturities - Trading	-	1	-	-	1	1	1
Equity securities - dividends	10	7	7	8	6	24	20
Equity securities - MTM	(7)	(2)	8	14	6	(1)	34
Equity in investees	37	76	133	99	73	246	173
AFG managed CLOs	4	(12)	(2)	3	5	(10)	17
Other investments (a)	12	9	5	8	8	26	18
Gross investment income	**149**	**160**	**227**	**200**	**169**	**536**	**475**
Investment expenses	(4)	(4)	(4)	(4)	(4)	(12)	(8)
Total net investment income	**$ 145**	**$ 156**	**$ 223**	**$ 196**	**$ 165**	**$ 524**	**$ 467**
Average cash and investments (b)	**$ 14,105**	**$ 13,983**	**$ 13,858**	**$ 13,552**	**$ 13,194**	**$ 13,981**	**$ 12,763**
Average yield - overall portfolio (c)	**4.11%**	**4.46%**	**6.44%**	**5.79%**	**5.00%**	**5.00%**	**4.88%**
Average yield - fixed maturities (c)	**3.73%**	**3.33%**	**3.20%**	**3.04%**	**3.11%**	**3.43%**	**3.16%**
AFG consolidated net investment income:							
Property & Casualty core	$ 145	$ 156	$ 223	$ 196	$ 165	$ 524	$ 467
Equity in Investees (d)	-	-	-	-	-	-	49
Other Investments (d)	-	-	-	-	-	-	2
Parent & other	10	-	5	16	9	15	20
Consolidate CLOs	(4)	12	2	(3)	(5)	10	(17)
Total net investment income	**$ 151**	**$ 168**	**$ 230**	**$ 209**	**$ 169**	**$ 549**	**$ 521**

(a) Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c) Average yield is calculated by dividing investment income for the quarter by the average balance over the quarter.
(d) Investment income on real estate-related assets retained by AFG from the sale of the annuity business.

Page 18

American Financial Group, Inc.
Alternative Investments - Continuing Operations
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	9/30/22	9/30/21
Property and Casualty Insurance:							
Net Investment Income							
Equity securities MTM through investment income (a)	$ (5)	$ (2)	$ 8	$ 14	$ 6	$ 1	$ 34
Investments accounted for using the equity method (b)	37	76	133	99	73	246	173
AFG managed CLOs (eliminated in consolidation)	4	(12)	(2)	3	5	(10)	17
Total Property & Casualty	**$ 36**	**$ 62**	**$ 139**	**$ 116**	**$ 84**	**$ 237**	**$ 224**
Investments							
Equity securities MTM through investment income (a)	$ 289	$ 276	$ 261	$ 234	$ 195	$ 289	$ 195
Investments accounted for using the equity method (b)	1,661	1,626	1,619	1,517	1,407	1,661	1,407
AFG managed CLOs (eliminated in consolidation)	97	85	119	76	96	97	96
Total Property & Casualty	**$ 2,047**	**$ 1,987**	**$ 1,999**	**$ 1,827**	**$ 1,698**	**$ 2,047**	**$ 1,698**
Annualized Return - Property & Casualty	**7.1%**	**12.4%**	**29.1%**	**26.3%**	**20.3%**	**16.1%**	**24.4%**
Continuing Operations:							
Net Investment Income							
Equity securities MTM through investment income (a)	$ (5)	$ (2)	$ 8	$ 14	$ 6	$ 1	$ 34
Investments accounted for using the equity method (b)(c	37	76	133	99	73	246	222
AFG managed CLOs (eliminated in consolidation)	4	(12)	(2)	3	5	(10)	17
Total Continuing operations	**$ 36**	**$ 62**	**$ 139**	**$ 116**	**$ 84**	**$ 237**	**$ 273**
Investments							
Equity securities MTM through investment income (a)	$ 289	$ 276	$ 261	$ 234	$ 195	$ 289	$ 195
Investments accounted for using the equity method (b)	1,661	1,626	1,619	1,517	1,407	1,661	1,407
AFG managed CLOs (eliminated in consolidation)	97	85	119	76	96	97	96
Total Continuing operations	**$ 2,047**	**$ 1,987**	**$ 1,999**	**$ 1,827**	**$ 1,698**	**$ 2,047**	**$ 1,698**
Annualized Return - Continuing operations	**7.1%**	**12.4%**	**29.1%**	**26.3%**	**20.3%**	**16.1%**	**23.2%**

(a) AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as "fair value through net investment income."
(b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income.
(c) Includes investment income on real estate-related partnerships retained by AFG from the sale of the annuity business.

Page 19

American Financial Group, Inc.
Fixed Maturities - By Security Type - AFG Consolidated
($ in millions)

September 30, 2022	Book Value (c)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 229	$ 214	$ (15)	2%	1%
States, municipalities and political subdivisions	1,356	1,258	(98)	12%	9%
Foreign government	260	248	(12)	2%	2%
Residential mortgage-backed securities	1,758	1,604	(154)	16%	11%
Commercial mortgage-backed securities	88	85	(3)	1%	1%
Collateralized loan obligations	1,878	1,806	(72)	18%	13%
Other asset-backed securities	2,442	2,271	(171)	23%	16%
Corporate and other bonds	2,754	2,578	(176)	26%	18%
Total AFG consolidated	**$ 10,765**	**$ 10,064**	**$ (701)**	**100%**	**71%**

Annualized yield on available for sale fixed maturities:

Excluding investment expense (a)	3.32%
Net of investment expense (a)	3.19%
Tax equivalent, net of investment expense (b)	3.30%

Approximate average life and duration:

Approximate average life	4.0 years
Approximate duration	3.0 years

December 31, 2021	Book Value (c)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 216	$ 216	$ -	2%	1%
States, municipalities and political subdivisions	1,758	1,832	74	18%	12%
Foreign government	273	271	(2)	2%	2%
Residential mortgage-backed securities	915	960	45	9%	6%
Commercial mortgage-backed securities	102	104	2	1%	1%
Collateralized loan obligations	1,642	1,643	1	16%	10%
Other asset-backed securities	2,670	2,676	6	26%	17%
Corporate and other bonds	2,636	2,683	47	26%	17%
Total AFG consolidated	**$ 10,212**	**$ 10,385**	**$ 173**	**100%**	**66%**

Annualized yield on available for sale fixed maturities:

Excluding investment expense (a)	2.84%
Net of investment expense (a)	2.74%
Tax equivalent, net of investment expense (b)	2.86%

Approximate average life and duration:

Approximate average life	3.5 years
Approximate duration	2 years

(a) Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b) Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.
(c) Book Value is amortized cost, net of allowance for expected credit losses.

Page 20

Appendix A
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
9/30/2022
($ in millions)

By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ 214	$ 490	$ 231	$ 1,312	$ 63	$ 1,613	$ 917	$ 33	$ 4,873	48%
AA	-	707	10	5	14	142	373	154	1,405	14%
A	-	50	5	80	2	40	425	601	1,203	12%
BBB	-	8	-	1	3	8	429	1,210	1,659	17%
Subtotal - Investment grade	214	1,255	246	1,398	82	1,803	2,144	1,998	9,140	91%
BB	-	-	-	8	3	-	8	217	236	2%
B	-	-	-	7	-	-	2	35	44	1%
CCC, CC, C	-	-	-	108	-	-	5	2	115	1%
D	-	-	-	13	-	-	-	-	13	0%
Subtotal - Non-Investment grade	-	-	-	136	3	-	15	254	408	4%
Not Rated (b)	-	3	2	70	-	3	112	326	516	5%
Total	**$ 214**	**$ 1,258**	**$ 248**	**$ 1,604**	**$ 85**	**$ 1,806**	**$ 2,271**	**$ 2,578**	**$ 10,064**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
1	$ 214	$ 1,250	$ 208	$ 1,532	$ 82	$ 1,541	$ 1,738	$ 970	$ 7,535	79%
2	-	8	-	-	-	-	429	1,233	1,670	18%
Subtotal	214	1,258	208	1,532	82	1,541	2,167	2,203	9,205	97%
3	-	-	-	1	3	-	8	227	239	3%
4	-	-	-	1	-	-	3	35	39	0%
5	-	-	-	3	-	-	9	22	34	0%
6	-	-	-	-	-	-	-	1	1	0%
Subtotal	-	-	-	5	3	-	20	285	313	3%
Total insurance companies	**$ 214**	**$ 1,258**	**$ 208**	**$ 1,537**	**$ 85**	**$ 1,541**	**$ 2,187**	**$ 2,488**	**$ 9,518**	**100%**
Total non-insurance (c)	-	-	40	67	-	265	84	90	546	
Total	**$ 214**	**$ 1,258**	**$ 248**	**$ 1,604**	**$ 85**	**$ 1,806**	**$ 2,271**	**$ 2,578**	**$ 10,064**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 95% are NAIC 1 and 4% are NAIC 5.
For Corp/Oth, 57% are NAIC 1, 6% NAIC 2 and 26% are held by non-insurance companies.
For Total, 69% are NAIC 1, 4% NAIC 2 and 18% are held by non-insurance companies.
(c) 78% are investment grade rated.

Page 21

Appendix B
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2021
($ in millions)

By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ 216	$ 745	$ 260	$ 654	$ 73	$ 1,428	$ 1,330	$ 50	$ 4,756	46%
AA	-	1,010	-	7	15	149	420	179	1,780	17%
A	-	60	-	19	1	56	416	675	1,227	12%
BBB	-	9	1	4	12	9	274	1,062	1,371	13%
Subtotal - Investment grade	216	1,824	261	684	101	1,642	2,440	1,966	9,134	88%
BB	-	-	-	11	3	-	4	144	162	2%
B	-	-	-	14	-	-	9	14	37	0%
CCC, CC, C	-	-	-	138	-	-	-	7	145	1%
D	-	-	-	19	-	-	-	-	19	0%
Subtotal - Non-Investment grade	-	-	-	182	3	-	13	165	363	3%
Not Rated (b)	-	8	10	94	-	1	223	552	888	9%
Total	**$ 216**	**$ 1,832**	**$ 271**	**$ 960**	**$ 104**	**$ 1,643**	**$ 2,676**	**$ 2,683**	**$ 10,385**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
1	$ 216	$ 1,822	$ 246	$ 892	$ 101	$ 1,172	$ 1,935	$ 1,157	$ 7,541	83%
2	-	9	-	3	-	9	274	1,082	1,377	15%
Subtotal	216	1,831	246	895	101	1,181	2,209	2,239	8,918	98%
3	-	-	-	3	3	-	4	146	156	2%
4	-	-	-	1	-	-	9	20	30	0%
5	-	-	-	8	-	1	2	29	40	0%
6	-	-	-	1	-	-	-	-	1	0%
Subtotal	-	-	-	13	3	1	15	195	227	2%
Total insurance companies	**$ 216**	**$ 1,831**	**$ 246**	**$ 908**	**$ 104**	**$ 1,182**	**$ 2,224**	**$ 2,434**	**$ 9,145**	**100%**
Total non-insurance (c)	-	1	25	52	-	461	452	249	1,240	
Total	**$ 216**	**$ 1,832**	**$ 271**	**$ 960**	**$ 104**	**$ 1,643**	**$ 2,676**	**$ 2,683**	**$ 10,385**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 87% are NAIC 1 and 12% are held by non-insurance companies.
For Corp/Oth, 47% are NAIC 1, 4% NAIC 2 and 44% are held by non-insurance companies.
For Total, 61% are NAIC 1, 3% NAIC 2 and 31% are held by non-insurance companies.
(c) 75% are investment grade rated.

Page 22

Appendix C
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
9/30/2022
($ in millions)

	Fair Value By Industry															
Credit Rating (a)	**Asset Managers**	**Other Financials**	**Banking**	**Technology**	**Consumer**	**Insurance**	**REITs**	**Retailers**	**Media**	**Autos**	**Capital Goods**	**Basic Industry**	**Energy**	**Other**	**Total**	**% Total**
Investment Grade																
AAA	$ -	$ -	$ -	$ 20	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 13	$ 33	1%
AA	-	10	-	39	50	20	-	5	-	-	-	-	19	11	154	6%
A	47	76	53	53	28	116	55	17	-	39	52	3	-	62	601	23%
BBB	408	101	203	100	42	25	78	30	32	23	17	62	11	78	1,210	47%
Subtotal	455	187	256	212	120	161	133	52	32	62	69	65	30	164	1,998	77%
BB	21	11	-	20	46	3	2	45	34	11	2	10	6	6	217	9%
B	-	-	-	10	5	1	-	-	-	4	4	-	-	11	35	1%
CCC, CC, C	-	-	-	-	2	-	-	-	-	-	-	-	-	-	2	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	21	11	-	30	53	4	2	45	34	15	6	10	6	17	254	10%
Not Rated (b)	9	234	-	11	20	14	10	-	17	-	2	-	-	9	326	13%
Total	**$ 485**	**$ 432**	**$ 256**	**$ 253**	**$ 193**	**$ 179**	**$ 145**	**$ 97**	**$ 83**	**$ 77**	**$ 77**	**$ 75**	**$ 36**	**$ 190**	**$ 2,578**	**100%**

	Fair Value By Industry															
NAIC designation	**Asset Managers**	**Other Financials**	**Banking**	**Technology**	**Consumer**	**Insurance**	**REITs**	**Retailers**	**Media**	**Autos**	**Capital Goods**	**Basic Industry**	**Energy**	**Other**	**Total**	**% Total**
1	$ 47	$ 248	$ 53	$ 113	$ 87	$ 136	$ 55	$ 22	$ 13	$ 40	$ 52	$ 3	$ 19	$ 82	$ 970	39%
2	417	103	203	100	48	27	78	30	32	22	19	62	11	81	1,233	50%
Subtotal	464	351	256	213	135	163	133	52	45	62	71	65	30	163	2,203	89%
3	21	10	-	34	47	2	2	45	34	11	2	6	6	7	227	9%
4	-	1	-	3	4	-	10	-	-	4	3	4	-	6	35	1%
5	-	-	-	3	7	-	-	-	4	-	-	-	-	8	22	1%
6	-	-	-	-	-	-	-	-	-	-	1	-	-	-	1	0%
Subtotal	21	11	-	40	58	2	12	45	38	15	6	10	6	21	285	11%
Total insurance companies	**$ 485**	**$ 362**	**$ 256**	**$ 253**	**$ 193**	**$ 165**	**$ 145**	**$ 97**	**$ 83**	**$ 77**	**$ 77**	**$ 75**	**$ 36**	**$ 184**	**$ 2,488**	**100%**
Total non-insurance	-	70	-	-	-	14	-	-	-	-	-	-	-	6	90	
Total	**$ 485**	**$ 432**	**$ 256**	**$ 253**	**$ 193**	**$ 179**	**$ 145**	**$ 97**	**$ 83**	**$ 77**	**$ 77**	**$ 75**	**$ 36**	**$ 190**	**$ 2,578**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For Other Financials, 70% are NAIC 1 and 30% are held by non-insurance companies.
For the Total, 57% are NAIC 1, 6% NAIC 2 and 26% are held by non-insurance companies.

Page 23

Appendix D
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
12/31/2021
($ in millions)

	Fair Value By Industry														
Credit Rating (a)	**Other Financials**	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Autos**	**Consumer**	**REITs**	**Energy**	**Healthcare**	**Communications**	**Capital Goods**	**Other**	**Total**	**% Total**
Investment Grade															
AAA	$ -	$ -	$ -	$ 16	$ -	$ -	$ 9	$ -	$ -	$ 10	$ 13	$ -	$ 2	$ 50	2%
AA	13	-	27	47	35	-	17	-	35	2	-	-	3	179	7%
A	104	37	90	26	116	55	44	57	21	22	23	46	34	675	25%
BBB	102	319	204	75	17	88	22	63	30	39	32	12	59	1,062	39%
Subtotal	219	356	321	164	168	143	92	120	86	73	68	58	98	1,966	73%
BB	4	5	-	35	3	11	44	-	9	9	-	2	22	144	5%
B	-	-	-	3	-	4	5	-	-	2	-	-	-	14	1%
CCC, CC, C	-	-	-	-	-	-	2	-	-	-	-	-	5	7	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	4	5	-	38	3	15	51	-	9	11	-	2	27	165	6%
Not Rated (b)	483	10	-	-	10	-	15	6	-	6	-	2	20	552	21%
Total	**$ 706**	**$ 371**	**$ 321**	**$ 202**	**$ 181**	**$ 158**	**$ 158**	**$ 126**	**$ 95**	**$ 90**	**$ 68**	**$ 62**	**$ 145**	**$ 2,683**	**100%**

	Fair Value By Industry														
NAIC designation	**Other Financials**	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Autos**	**Consumer**	**REITs**	**Energy**	**Healthcare**	**Communications**	**Capital Goods**	**Other**	**Total**	**% Total**
1	$ 356	$ 37	$ 118	$ 88	$ 151	$ 55	$ 73	$ 57	$ 56	$ 35	$ 36	$ 46	$ 49	$ 1,157	48%
2	103	329	203	75	17	88	27	63	30	39	32	14	62	1,082	44%
Subtotal	459	366	321	163	168	143	100	120	86	74	68	60	111	2,239	92%
3	4	5	-	33	3	11	44	6	9	8	-	2	21	146	6%
4	4	-	-	3	1	4	5	-	-	3	-	-	-	20	1%
5	3	-	-	3	-	-	9	-	-	5	-	-	9	29	1%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	11	5	-	39	4	15	58	6	9	16	-	2	30	195	8%
Total insurance companies	**$ 470**	**$ 371**	**$ 321**	**$ 202**	**$ 172**	**$ 158**	**$ 158**	**$ 126**	**$ 95**	**$ 90**	**$ 68**	**$ 62**	**$ 141**	**$ 2,434**	**100%**
Total non-insurance	236	-	-	-	9	-	-	-	-	-	-	-	4	249	
Total	**$ 706**	**$ 371**	**$ 321**	**$ 202**	**$ 181**	**$ 158**	**$ 158**	**$ 126**	**$ 95**	**$ 90**	**$ 68**	**$ 62**	**$ 145**	**$ 2,683**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For Other Financials, 50% are NAIC 1 and 49% are held by non-insurance companies.
For the Total, 47% are NAIC 1, 4% NAIC 2, and 44% are held by non-insurance companies.

Page 24

Appendix E
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
9/30/2022
($ in millions)

Credit Rating (a)	Fair Value By Collateral Type: Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Triple Net Lease	Single Family Rental	Railcar	Aircraft	Consumer Loans	Mortgage Servicer Receivables	Auto	Other	Total	% Total
Investment Grade														
AAA	$ 503	$ -	$ 42	$ 25	$ 141	$ 145	$ -	$ -	$ 7	$ 6	$ 22	$ 26	$ 917	40%
AA	8	51	183	45	21	12	-	8	19	-	18	8	373	16%
A	-	4	7	34	8	-	148	41	44	-	-	139	425	19%
BBB	-	308	-	1	-	-	6	28	-	63	-	23	429	19%
Subtotal	511	363	232	105	170	157	154	77	70	69	40	196	2,144	94%
BB	-	-	-	1	-	-	-	7	-	-	-	-	8	1%
B	-	-	-	1	-	-	-	1	-	-	-	-	2	0%
CCC, CC, C	-	-	-	-	-	-	-	5	-	-	-	-	5	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	-	2	-	-	-	13	-	-	-	-	15	1%
Not Rated (b)	-	-	-	94	-	-	-	5	-	-	-	13	112	5%
Total	**$ 511**	**$ 363**	**$ 232**	**$ 201**	**$ 170**	**$ 157**	**$ 154**	**$ 95**	**$ 70**	**$ 69**	**$ 40**	**$ 209**	**$ 2,271**	**100%**

NAIC designation	Fair Value By Collateral Type: Commercial Real Estate	Whole Business	TruPS	Secured Financing (b)	Triple Net Lease	Single Family Rental	Railcar	Aircraft	Consumer Loans	Mortgage Servicer Receivables	Auto	Other	Total	% Total
1	$ 433	$ 55	$ 232	$ 198	$ 170	$ 156	$ 148	$ 49	$ 65	$ 6	$ 40	$ 186	$ 1,738	79%
2	-	308	-	1	-	-	6	28	-	63	-	23	429	20%
Subtotal	433	363	232	199	170	156	154	77	65	69	40	209	2,167	99%
3	-	-	-	1	-	-	-	7	-	-	-	-	8	1%
4	-	-	-	1	-	-	-	2	-	-	-	-	3	0%
5	-	-	-	-	-	-	-	9	-	-	-	-	9	0%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	-	2	-	-	-	18	-	-	-	-	20	1%
Total insurance companies	**$ 433**	**$ 363**	**$ 232**	**$ 201**	**$ 170**	**$ 156**	**$ 154**	**$ 95**	**$ 65**	**$ 69**	**$ 40**	**$ 209**	**$ 2,187**	**100%**
Total non-insurance	78	-	-	-	-	1	-	-	5	-	-	-	84	
Total	**$ 511**	**$ 363**	**$ 232**	**$ 201**	**$ 170**	**$ 157**	**$ 154**	**$ 95**	**$ 70**	**$ 69**	**$ 40**	**$ 209**	**$ 2,271**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 95% of not rated securities are NAIC 1 and 4% are NAIC 5.
(c) Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.

Page 25

Appendix F
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
12/31/2021
($ in millions)

	Fair Value By Collateral Type													
Credit Rating (a)	**Commercial Real Estate**	**Secured Financing (c)**	**Auto**	**Whole Business**	**TruPS**	**Single Family Rental**	**Railcar**	**Triple Net Lease**	**Aircraft**	**Consumer Loans**	**Mortgage Servicer Receivables**	**Other**	**Total**	**% Total**
Investment Grade														
AAA	$ 690	$ 25	$ 181	$ -	$ -	$ 128	$ -	$ 89	$ -	$ 33	$ 39	$ 145	$ 1,330	50%
AA	8	67	20	40	167	23	-	25	9	46	-	15	420	16%
A	-	44	7	4	20	-	132	11	54	35	-	109	416	16%
BBB	-	1	-	159	-	-	-	-	42	-	62	10	274	10%
Subtotal	698	137	208	203	187	151	132	125	105	114	101	279	2,440	92%
BB	-	1	-	-	-	-	-	-	3	-	-	-	4	0%
B	-	1	-	-	-	-	-	-	8	-	-	-	9	0%
CCC, CC, C	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	2	-	-	-	-	-	-	11	-	-	-	13	0%
Not Rated (b)	-	157	-	-	-	-	-	-	3	-	-	63	223	8%
Total	**$ 698**	**$ 296**	**$ 208**	**$ 203**	**$ 187**	**$ 151**	**$ 132**	**$ 125**	**$ 119**	**$ 114**	**$ 101**	**$ 342**	**$ 2,676**	**100%**

	Fair Value By Collateral Type													
NAIC designation	**Commercial Real Estate**	**Secured Financing (c)**	**Auto**	**Whole Business**	**TruPS**	**Single Family Rental**	**Railcar**	**Triple Net Lease**	**Aircraft**	**Consumer Loans**	**Mortgage Servicer Receivables**	**Other**	**Total**	**% Total**
1	$ 504	$ 267	$ 49	$ 44	$ 187	$ 151	$ 132	$ 125	$ 63	$ 106	$ 39	$ 268	$ 1,935	87%
2	-	1	-	159	-	-	-	-	42	-	62	10	274	12%
Subtotal	504	268	49	203	187	151	132	125	105	106	101	278	2,209	99%
3	-	1	-	-	-	-	-	-	3	-	-	-	4	0%
4	-	1	-	-	-	-	-	-	8	-	-	-	9	1%
5	-	-	-	-	-	-	-	-	2	-	-	-	2	0%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	2	-	-	-	-	-	-	13	-	-	-	15	1%
Total insurance companies	**$ 504**	**$ 270**	**$ 49**	**$ 203**	**$ 187**	**$ 151**	**$ 132**	**$ 125**	**$ 118**	**$ 106**	**$ 101**	**$ 278**	**$ 2,224**	**100%**
Total non-insurance	194	26	159	-	-	-	-	-	1	8	-	64	452	
Total	**$ 698**	**$ 296**	**$ 208**	**$ 203**	**$ 187**	**$ 151**	**$ 132**	**$ 125**	**$ 119**	**$ 114**	**$ 101**	**$ 342**	**$ 2,676**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 87% of not rated securities are NAIC 1 and 12% are held by non-insurance companies.
(c) Secured Financings are privately placed funding agreements secured by assets including Bank Loans, Single Family Rental properties, and other Commercial Loans and Leases.

Page 26

Appendix G American Financial Group, Inc. Real Estate-Related Investments 9/30/2022 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,116 92% 96% 98% Fund Investments 51 4% - - QOZ Fund - Development 18 1% - - Office 15 1% 93% 100% Hospitality 9 1% - - Land Development 8 1% - - Student Housing 0% 1 -- Total 1,218 $ 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 52 53% $ - Marina 35 35% - Hotel - 0% - Office Building 10 10% - Land 2% 2 - Total 99 $ 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily 490 72% 67% Hospitality 128 19% 50% Office 58 9% 69% Retail - 0% - Total 676 $ 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.7 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 9/30/22 (c) Collections for July - September Page 27

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2021 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,000 88% 96% 98% Fund Investments 43 4% - - Student Housing 30 3% 94% 98% Land - Development 19 2% - - QOZ Fund - Development 15 1% - - Office 15 1% 81% 100% Hospitality 1% 8 -- Total 1,130 $ 100% Real Estate % of Property Type Book Value Book Value Debt Marina $ 53 42% $ - Resort & Marina 38 31% - Hotel 21 17% - Office Building 11 8% - Land 2% 2 - Total 125 $ 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value (d) Hospitality 316 61% 67% Multi-family 146 28% 54% Office 58 11% 73% Retail - 0% 0% Total 520 $ 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.5 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/21 (c) Collections for October - December (d) Based on most recent property appraisals, the vast majority of which are prior to March 2020. Page 28